                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report - March 23, 2005
                Date of Earliest Event Reported - March 18, 2005


                        THE MAY DEPARTMENT STORES COMPANY
             (Exact name of Registrant as specified in its charter)

   DELAWARE                          I-79                      43-1104396
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

611 OLIVE STREET, ST. LOUIS, MISSOURI                            63101
(Address of principal executive offices)                        (Zip code)

        Registrant's telephone number, including area code: (314)342-6300


                                 Not Applicable
                                 --------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2005 Bonus Targets for Named Executive Officers

On March 18, 2005, the Executive Compensation and Development Committee (the "committee") of the board of directors of the company approved the corporate financial performance metrics for fiscal 2005 annual bonus awards for participants in the company's Executive Incentive Compensation Plan ("EICP"), including the executive officers named in the company's proxy statement. Under the EICP, the named executive officers are eligible to receive annual bonus awards based on achievement of (i) earnings per share targets for the fiscal year and (ii) store-for-store sales growth targets for the fiscal year. Awards may range from 0% to 120% (0% to 210% for the president) of base salary depending on corporate performance relative to the earnings per share and store-for-store sales growth targets. Any bonuses earned will be payable in the first quarter of 2006.

In addition to bonuses under the EICP, the committee reserves the right to pay discretionary bonuses to executive officers based on qualitative considerations and/or extraordinary performance during the year.

2005 Base Salaries for Named Executive Officers

On March 18, 2005, the committee increased John L. Dunham's annual base salary by $100,000, to $1,150,000, effective retroactively to January 14, 2005 when he assumed the duties of acting chairman and chief executive officer in addition to his duties as president. On March 18, 2005, the committee designated Mr. Dunham as the company's chairman, president and chief executive officer. The committee did not increase the annual base salaries of the other named executive officers. Their base salaries for 2005 are: R. Dean Wolfe ($900,000), William P. McNamara ($835,000), Thomas D. Fingleton ($765,000), and Jay H. Levitt ($695,000).

2005 Restricted Stock and Stock Option Grants

On March 18, 2005, the committee approved the following restricted stock and stock option awards to the named executive officers under the terms of the company's 1994 Stock Incentive Plan. Restricted stock will be awarded on April 30, 2005 and stock options will be awarded on May 11, 2005.


                       Time-Based         Performance
                   Restricted Stock     Restricted Stock     Stock Options
                   ----------------     ----------------     -------------
Mr. Dunham                n/a                   n/a              75,000
Mr. Wolfe              10,000                30,000              37,500
Mr. McNamara              n/a                10,000              45,000
Mr. Fingleton             n/a                10,000              37,500
Mr. Levitt                n/a                 9,000              35,000

The forms of the foregoing agreements, which appear as Exhibit 10.4, Exhibit
10.5 and Exhibit 10.7 to this report, are incorporated by reference in response to this Item 1.01. Although the amount of each award varies, each award recipient receives the same form of agreement.

2004 Bonus Awards

On March 18, 2005, the committee evaluated individual performance achievements for fiscal 2004 and the company's achievement of earnings per share and RONA performance objectives for 2004 under the EICP. As a result, the committee approved the following bonus awards for the named executive officers: Mr. Dunham ($578,841), Mr. Wolfe ($290,074), Mr. McNamara ($286,838), Mr. Fingleton
($284,006) and Mr. Levitt ($31,058).

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

Effective March 18, 2005, the company's board of directors amended the first paragraph of Section 1 of Article II of the company's bylaws to reduce the size of the board from 11 members to 10 members.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.


Exhibit No.       Description

3.1               Bylaws of The May Department Stores Company, effective as of
                  March 18, 2005.

10.1              1994 Stock Incentive Plan

10.2              Deferred Compensation Plan

10.3              Form of Employment Agreement

10.4              Form of Restricted Stock Agreement

10.5              Form of Performance Restricted Stock Agreement

10.6              Form of Performance Restricted Stock Agreement (Bridal Group)

10.7              Form of Non-qualified Stock Option Agreement




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        THE MAY DEPARTMENT STORES COMPANY

Dated: March 23, 2005          By:    /s/ Richard A. Brickson
                                   --------------------------------------------
                                          Richard A. Brickson
                                          Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
3.1               Bylaws of The May Department Stores Company, effective as of
                  March 18, 2005.

10.1              1994 Stock Incentive Plan

10.2              Deferred Compensation Plan

10.3              Form of Employment Agreement

10.4              Form of Restricted Stock Agreement

10.5              Form of Performance Restricted Stock Agreement

10.6              Form of Performance Restricted Stock Agreement (Bridal Group)

10.7              Form of Non-qualified Stock Option Agreement